UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2019

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA		98104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

On November 29, 2019, William Ingram notified Avalara, Inc. (the “Company”) that he will retire as Chief Financial Officer of the Company effective March 31, 2020.

On December 4, 2019, the Company announced that Mr. Ingram will join the Board of Directors following his retirement as Chief Financial Officer, and that Mr. Ingram will be succeeded as Chief Financial Officer by Ross Tennenbaum, the Company’s executive vice president of strategic initiatives. The Company will file a Current Report on Form 8-K disclosing information required with respect to these appointments when the appointments are made.

Prior to joining the Company as executive vice president of strategic initiatives in March 2019, Mr. Tennenbaum, age 41, served as a vice president and later managing director in the technology investment banking division at Goldman Sachs, a financial services firm, from September 2014 to March 2019. From August 2009 to August 2014, Mr. Tennenbaum served as an associate and later vice president in the technology investment banking division at Credit Suisse, a financial services firm. Earlier in his career, Mr. Tennenbaum worked in several finance, accounting and operational leadership roles at VIACK Corporation, a collaboration software company. Mr. Tennenbaum holds a B.S. with concentrations in Finance and Economics from the University of Florida and an M.B.A. from The Wharton School of the University of Pennsylvania.

A copy of the Company’s press release relating to the announcements described above, dated December 4, 2019, is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Avalara, Inc. on December 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALARA, INC.

Date: December 4, 2019	By:	/s/ Alesia L. Pinney
Alesia L. Pinney Executive Vice President, General Counsel, and Secretary